                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                November 18, 1998
Commission File Number                                                   1-6906

                          FIRST SECURITY CORPORATION
            (Exact name of registrant as specified in its charter)
State of incorporation                                                 Delaware
I.R.S. Employer Identification No.                                   87-6118148
Address of principal executive offices            79 South Main, P.O. Box 30006
                                                           Salt Lake City, Utah
Zip Code                                                             84130-0006
Registrant's telephone number, including area code               (801) 246-5706


Item 5.  Other Information

On November 12, 1998, First Security Corporation (FSCO) issued a press release announcing strategic organizational changes that restructure responsibilities for several senior managers, a copy of which is attached to this report as Exhibit A.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY CORPORATION
(Registrant)


/s/ Brad D. Hardy                                            November 18, 1998
__________________________________________________________   __________________
Brad D. Hardy                                                (Date)
Executive Vice President, Corporate Services,
General Counsel, and
Chief Financial Officer
(Principal Financial and Accounting Officer)



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EXHIBIT A

FOR IMMEDIATE RELEASE                                   Contact: Adrian Gostick
November 12, 1998                                                (801) 246-5535

FIRST SECURITY ANNOUNCES STRATEGIC ORGANIZATIONAL
CHANGES TO EFFECTIVELY INTEGRATE VAN KASPER

   SALT LAKE CITY - First Security Corporation (Nasdaq: FSCO) today announced strategic organizational changes that restructure responsibilities for several senior managers. The changes at the First Security Corporation management committee level are:
   * The election of Scott C. Ulbrich as executive vice president of a new line of business that will operate all of First Security's investment banking, capital markets, treasury and financial services, including the Van Kasper division;
   * The election of Brad Hardy as First Security Corporation chief financial officer; and
   * The election of David R. Golden as a new management committee member for the Risk Management line of business.
   According to Spencer F. Eccles, First Security chairman and chief executive officer, the strategic reorganization - that is effective immediately - will allow First Security to take advantage of growth opportunities and synergies resulting from the announced acquisition of Van Kasper and Company, a nationally recognized investment banking and brokerage firm.
   "Our goal is to integrate First Security's expertise in investment banking, brokerage and asset management with new skill sets brought by Van Kasper and Company," said Mr. Eccles. "By combining all of our investment banking and brokerage operations into one line of business, we can better meet the capital and funding requirements, and wealth management needs, of small and medium-sized businesses, governmental entities, affluent individuals and brokerage customers throughout the West."
   According to Mr. Eccles, once the integration is complete, the Section 20 subsidiary of the corporation will operate as First Security Van Kasper, and will provide integrated services such as corporate and public finance, treasury, personal financial services, brokerage and investment management. He continued that combining the investment and capital-raising functions with personal financial services and insurance will position First Security to effectively meet all the financial services needs of its growing customer base. The line of business will be overseen by Scott Ulbrich, former executive vice president of finance and capital markets and chief financial officer of the corporation.
   "Scott Ulbrich brings the ideal experience and leadership abilities to take this new organization forward," said Mr. Eccles. "Scott is well respected inside First Security and throughout the financial services industry.
   "His unique talents will enable First Security to address the challenges of effectively integrating these new businesses. Many banks have acquired broker/dealers in recent years, but not all have made the integration successful. We have learned from others' successes and mistakes, and believe our skilled employee team and this organizational structure will allow us to be extremely customer-focused and flexible. We expect this new line of business to be strategically valuable for First Security and for our customers, shareholders and employees."
   Scott Ulbrich now becomes executive vice president, Capital Markets, Treasury and Investment Management and chairman and CEO of First Security Van Kasper. Reporting to him are:
   - David Wilson, president, First Security Capital Markets division
   - Van Kasper, president, Van Kasper division
     (to be effective in early 1999 after VKCO acquisition is finalized)
   - Daniel Schull, president, Personal Financial Services president, First Security Insurance Inc.
   - Sterling Jenson, president, First Security Investment Management Inc.
   Mr. Eccles added that the second significant organizational change involves an expansion of Brad Hardy's duties and a restructuring of the Corporate Services area.
   "We are pleased that Brad Hardy has agreed to broaden his responsibilities and assume the role of chief financial officer," said Mr. Eccles. "As general counsel and executive vice president of the Corporate Services line of business, Brad has developed a thorough understanding of our corporation's operations and financial structure and his background and training position him to assume this expanded role."
   Brad Hardy now becomes executive vice president, corporate services; and general counsel and chief financial officer, First Security Corporation. Reporting to him are:
   - Les Paskett, senior vice president, First Security Corporation, Controller
   - Jay Bachman, senior vice president, First Security Corporation, Corporate Development
   - Kevin Mower, executive vice president, Human Resources
   - Durell Dibb, senior vice president, Facilities
   - Leslie Nelson, senior vice president, Corporate Communications and Investor Relations
   - Daniel Pigott, senior vice president, Purchasing
   Mr. Eccles added that with the new restructuring, David Golden has been elected to the corporate management committee and will head up an expanded Risk Management group.
   "Dave Golden has succeeded at each leadership opportunity he has been given over the last several years, including the development of a corporatewide risk management program," said Mr. Eccles. "Dave has an effective vision for our corporation's future and we are thrilled to offer him an opportunity to expand his role as a senior leader of the organization."
   David Golden now becomes executive vice president, Risk Management. Reporting to him are:
   - Dennis Reeves, senior vice president, First Security Corporation, Audit
   - Loren Graham, senior vice president, Credit Administration & Loan Review
   - Vicki Perkins, senior vice president, Corporate Special Loans
   - Grant Snow, senior vice president, Corporate Compliance
   - Mary Taylor, vice president, Insurance
   - David Stone, vice president, Risk Management
   - Roger Shumway, vice president, Information Protection
   - Jock Jones, vice president, Physical Security & Fraud
   Mr. Eccles added that these organizational changes will not result in any job losses.
   "On the contrary, it will take every one of us, working as the First Security Team, to make the restructured organization even more successful and to continue First Security's role as a performance leader in the financial services industry," he said. "This new strategic direction - including the addition of Van Kasper and the resulting enhancement of our `menu' of financial services - is an exciting development that will be beneficial for all our stakeholders."


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